Offerings - Offering: 1	Nov. 12, 2024 USD ($)
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	5.592% Fixed Rate Reset Subordinated Notes due 2034
Maximum Aggregate Offering Price	$ 1,250,000,000
Fee Rate	0.01531%
Amount of Registration Fee	$ 191,375
Offering Note	The prospectus su pp lement to w hich this Ex hi bit is attached is a final prospectus for the r ela ted offering. The maximum aggregate amount of this offering is $1,250,000,000.